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Annual Report

May 31, 2002

Merrill Lynch
Pan-European
Growth Fund

www.mlim.ml.com

                     MERRILL LYNCH PAN-EUROPEAN GROWTH FUND

Portfolio
Information
As of May 31, 2002
(unaudited)

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
BP Amoco PLC ...................................................         4.4%
Nestle SA (Registered Shares) ..................................         3.7
TotalFinaElf SA ................................................         3.1
Novartis AG (Registered Shares) ................................         3.1
GlaxoSmithKline PLC ............................................         2.8
Vodafone Group PLC .............................................         2.6
Gucci Group (NY Registered Shares) .............................         2.5
Barclays PLC ...................................................         2.5
AstraZeneca Group PLC ..........................................         2.5
Royal Bank of Scotland Group PLC ...............................         2.4

                                                                      Percent of
Five Largest Industries                                               Net Assets
Banks ..........................................................        20.0%
Pharmaceuticals ................................................        12.9
Oil & Gas ......................................................         9.6
Media ..........................................................         4.4
Insurance ......................................................         4.4

                                                                      Percent of
Geographic Allocation*                                                Net Assets
United Kingdom .................................................        27.4%
France .........................................................        18.1
Switzerland ....................................................        16.9
Italy ..........................................................         8.7
Germany ........................................................         7.9
Netherlands ....................................................         6.1
Spain ..........................................................         4.9
Ireland ........................................................         3.8
Denmark ........................................................         2.1
Finland ........................................................         1.7
Sweden .........................................................         1.1

*    Total may not equal 100%.

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

DEAR SHAREHOLDER

Effective May 1, 2002, the name of the Fund changed to Merrill Lynch Pan-European Growth Fund. In connection with the name change, the Fund implemented the Merrill Lynch Select Pricing(SM) System. Under this system, Class A Shares of the Fund became Class D Shares and Class I Shares of the Fund became Class A Shares. Class B and Class C Shares have kept their share designations. All sales charges and 12b-1 fees applicable to each class also have remained the same, including any applicable contingent deferred sales charges. The Fund's investment objective remains the same: to seek long-term growth through investments primarily in a diversified portfolio of equity securities of companies located in Europe.

Fiscal Year in Review

For the 12-month period ended May 31, 2002, Merrill Lynch Pan-European Growth Fund's Class A, Class B, Class C and Class D Shares had total returns of -10.83%, -11.90%, -11.79% and -11.16%, respectively. The total return for the unmanaged benchmark Morgan Stanley Capital International (MSCI) Europe Index was -8.0% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

As a growth stock-oriented fund, performance has been negatively affected by investors favoring value stocks over growth stocks. Absolute returns have been negative, with equity markets falling because of slowing economic growth and the unwinding of the late 1990s equity market bubble.

A slower economic recovery than we had anticipated meant the Fund was exposed to sectors such as information technology (IT) software that have continued to perform poorly. Our holdings in stocks such as Cap Gemini SA, SAP AG, Dassault Systemes and Innovation Group were the most significant factor causing the Fund to underperform the benchmark. Profit warnings led to earnings downgrades that were larger than we had expected and an uncertain outlook has prevented the shares from rallying.

Other stocks that contributed to underperfomance were our overweighted positions in Julius Baer Holding Ltd., the Swiss private client group and Marschollek, Lautenschlaeger und Partner AG (MLP), the German financial services provider. Julius Baer has underperformed because it has faced difficulties growing assets under management; a weakness we believe will prove temporary. MLP's share price has been hit following questions regarding the reliability of the accounting methods employed by the company. We believe these concerns are overplayed and that the company is undervalued given its strong franchise among its German professional client base whose savings should grow steadily as the German government shifts the burden for long-term savings from the state to the individual.

Our underweighted position in materials was also a large detractor to the Fund's performance as many of the companies in the sector enjoyed a cyclical rally, although the position in Akzo Nobel NV did well over the period. However, good stock selection in the banking sector aided performance during the 12-month period ended May 31, 2002. Shares in Bank of Ireland and Anglo Irish Bank Corporation PLC did very well, rallying because of strong earnings growth based on their exposure to the mortgage market, which has been growing quickly on the back of a healthy Irish economy. The shares of Unicredito Italiano SpA, an Italian retail bank, benefited as confidence in management extracting cost efficiencies increased. The approval of Unicredito's takeover of Rolo Banca, a smaller Italian bank with a similar retail franchise, aided this belief. Another stock providing a large contribution to Fund performance was Essilor International SA, the world leader in glass lens manufacturing. In the media sector, our underweighted position in Vivendi Universal SA during much of the period was helpful to performance. We have held an underweighted position in the stock because of the execution risk stemming from a string of media acquisitions that have massively stretched the balance sheet.

The Portfolio's overweighted position in consumer durables such as Gucci Group was positive, while the Portfolio's underweighted position in the IT hardware sector proved particularly beneficial, as lower profits and poor visibility of earnings took their toll on share performance.

Economic Review

Economic data decelerated during the first six months of the period, notably after the terrorist attacks in New York City and Washington, DC. Unemployment has begun to increase in Europe, and Germany in particular has seen economic growth come close to a recession with exporting industries showing the most dramatic decline in activity. Economic growth in France and Britain has also slowed.

Nevertheless, business surveys are beginning to show signs of returning confidence and a pick up in industrial activity in Europe and consumer confidence remains strong, especially in the United Kingdom. Interest rates have fallen to 3.75% in the Eurozone, and inflation is also stable at around 2%. The introduction of euro notes and coins has proceeded smoothly with no significant increase of inflation following conversion. The euro has been broadly flat over most of the period but recently has begun to rise against the dollar and sterling, providing a small boost to the US dollar-based investor.

Market Review

For the second consecutive year, the previously stellar growth stocks were out of favor and European equity markets faced some extraordinary pressures, primarily caused by the tragedy of September 11, 2001. Most hard hit were the telecommunications or telecommunications-related stocks and the technology stocks as the late 1990s market bubble continued to unwind. During the period, Nokia Oyj and Telefonaktiebolaget LM Ericsson, the telecommunications equipment and handset manufacturers, Software AG and Cap Gemini all faced considerable selling pressure.

While general defensive sectors, such as pharmaceuticals, held up well during the early part of the fiscal year, the end of 2001 saw a strong rebound from the depths reached in September with a flood of liquidity favoring growth stocks. Unfortunately, investor optimism regarding economic recovery wavered at the start of 2002 and market momentum faded. Since the beginning of 2002, markets have been volatile. The collapse of Enron Corporation has caused investors to shy from companies showing any hint of accounting irregularities. We believe it will take some time for investor confidence to recover and at present earnings remain under pressure although European markets appear attractively valued.

Market Outlook

Equity markets may remain directionless as telecommunications-related sectors, which currently represent only about 10% of the market, continue to perform poorly as demand for handsets and infrastructure shows no signs of recovery. Drifting capital markets are also acting as a drag on the financial sector, whose investment banking and life insurance activities are dependent upon general levels of confidence among investors. Overall, we expect the market to remain dull during the traditionally quiet summer months when company-specific newsflow should be limited and business activity is affected by the holiday period.

Over the longer-term, we expect the recovery in the global economy to feed through to stronger equity markets and have positioned the Fund accordingly, with a bias toward cyclical sectors. The Fund remains fully invested, and currently the largest relative overweighted positions are in the IT software, hotels, restaurants & leisure, and consumer durables sectors. The Fund also has an overweighted position in health care, where we believe some companies should deliver strong growth in coming years. We are underweighted in telecommunications companies as growth in the sector has slowed dramatically and many companies still have overstretched balance sheets.

We believe Europe is an attractive area in which to invest. The equity culture continues to develop, with increased shareholder activism and a recent landmark ruling from the European courts that should make European Union merger policy fairer and clearer. There remains room for further regulatory, tax and labor reform that could boost equity markets across Europe.

In Conclusion

We thank you for your investment in Merrill Lynch Pan-European Growth Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Olivier Rudigoz

Olivier Rudigoz
Portfolio Manager

July 9, 2002


                                     2 & 3

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                  6-Month              12-Month             Since Inception
As of May 31, 2002                             Total Return          Total Return            Total Return
============================================================================================================
ML Pan-European Growth Fund Class A Shares         +0.98%               -10.83%                 -15.14%
------------------------------------------------------------------------------------------------------------
ML Pan-European Growth Fund Class B Shares         +0.37                -11.90                  -18.26
------------------------------------------------------------------------------------------------------------
ML Pan-European Growth Fund Class C Shares         +0.50                -11.79                  -18.24
------------------------------------------------------------------------------------------------------------
ML Pan-European Growth Fund Class D Shares         +0.86                -11.16                  -15.94
------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.

Class A and Class B Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class D Shares compared to growth of an investment in the MSCI Europe Index. Beginning and ending values are:

                             10/30/98**   5/99      5/00      5/01     5/02
ML Pan-European Growth
Fund+--Class A Shares*       $ 9,475      $ 9,759   $11,193   $ 8,966   $8,040
ML Pan-European Growth
Fund+--Class B Shares*       $10,000      $10,250   $11,672   $ 9,279   $7,934
ML Pan-European Growth
Fund+--Class C Shares*       $10,000      $10,250   $11,667   $ 9,268   $8,175
ML Pan-European Growth
Fund+--Class D Shares*       $ 9,475      $ 9,769   $11,233   $ 9,017   $7,995
MSCI Europe Index++          $10,000      $10,549   $12,087   $10,042   $9,239

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Merrill Lynch Master Pan-European Growth Portfolio of Merrill Lynch Master Trust. The Portfolio invests primarily in stocks of companies located in European countries that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.
      Past performance is not predictive of future results.

Class A and Class B Shares

Average Annual Total Return

                                      % Return Without   % Return With
                                        Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/02                     -7.63%           -12.48%
--------------------------------------------------------------------------------
Inception (10/30/98) through 3/31/02       -4.28            - 5.78
--------------------------------------------------------------------------------

 *     Maximum sales charge is 5.25%.
**     Assuming maximum sales charge.

                                          % Return           % Return
                                        Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/02                     -8.57%             -12.23%
--------------------------------------------------------------------------------
Inception (10/30/98) through 3/31/02       -5.25              - 6.08
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

PERFORMANCE DATA (concluded)

Class C and Class D Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class D Shares compared to growth of an investment in the MSCI Europe Index. Beginning and ending values are:

                             10/30/98**   5/99      5/00      5/01     5/02
ML Pan-European Growth
Fund+--Class A Shares*       $ 9,475      $ 9,759   $11,193   $ 8,966   $8,040
ML Pan-European Growth
Fund+--Class B Shares*       $10,000      $10,250   $11,672   $ 9,279   $7,934
ML Pan-European Growth
Fund+--Class C Shares*       $10,000      $10,250   $11,667   $ 9,268   $8,175
ML Pan-European Growth
Fund+--Class D Shares*       $ 9,475      $ 9,769   $11,233   $ 9,017   $7,995
MSCI Europe Index++          $10,000      $10,549   $12,087   $10,042   $9,239

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Merrill Lynch Master Pan-European Growth Portfolio of Merrill Lynch Master Trust. The Portfolio invests primarily in stocks of companies located in European countries that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.
      Past performance is not predictive of future results.

Class C and Class D Shares

Average Annual Total Return

                                          % Return           % Return
                                        Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/02                     -8.57%             -9.48%
--------------------------------------------------------------------------------
Inception (10/30/98) through 3/31/02       -5.25              -5.25
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without       % Return With
                                        Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 3/31/02                     -7.85%             -12.69%
--------------------------------------------------------------------------------
Inception (10/30/98) through 3/31/02       -4.51              - 6.01
--------------------------------------------------------------------------------

 *     Maximum sales charge is 5.25%.
**     Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
PAN-EUROPEAN
GROWTH FUND       As of May 31, 2002
===============================================================================================================================
Assets:           Investment in Pan-European Growth Master Portfolio, at value
                  (identified cost--$166,844,573) ...............................................                  $178,417,463
                  Prepaid registration fees .....................................................                       130,219
                                                                                                                   ------------
                  Total assets ..................................................................                   178,547,682
                                                                                                                   ------------
===============================================================================================================================
Liabilities:      Payables:
                    Distributor .................................................................   $    132,764
                    Administrator ...............................................................         35,035        167,799
                                                                                                    ------------
                  Accrued expenses ..............................................................                       103,469
                                                                                                                   ------------
                  Total liabilities .............................................................                       271,268
                                                                                                                   ============
===============================================================================================================================
Net Assets:       Net assets ....................................................................                  $178,276,414
                                                                                                                   ============
===============================================================================================================================
Net Assets        Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                  $        165
Consist of:       Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                         1,360
                  Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                           474
                  Class D Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                           204
                  Paid-in capital in excess of par ..............................................                   228,271,767
                  Accumulated investment loss--net ..............................................   $   (139,005)
                  Accumulated realized capital losses on investments and foreign currency
                  transactions from the Portfolio--net ..........................................    (61,431,441)
                  Unrealized appreciation on investments and foreign currency transactions
                  from the Portfolio--net .......................................................     11,572,890
                                                                                                    ------------
                  Accumulated losses--net .......................................................                   (49,997,556)
                                                                                                                   ------------
                  Net assets ....................................................................                  $178,276,414
                                                                                                                   ============
===============================================================================================================================
Net Asset         Class A--Based on net assets of $13,586,984 and 1,651,893 shares outstanding ..                  $       8.23
Value:                                                                                                             ============
                  Class B--Based on net assets of $109,736,958 and 13,595,963 shares outstanding                   $       8.07
                                                                                                                   ============
                  Class C--Based on net assets of $38,263,557 and 4,736,022 shares outstanding ..                  $       8.08
                                                                                                                   ============
                  Class D--Based on net assets of $16,688,915 and 2,035,122 shares outstanding ..                  $       8.20
                                                                                                                   ============
===============================================================================================================================

See Notes to Financial Statements.


                                      6 & 7

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

STATEMENT OF OPERATIONS

MERRILL LYNCH
PAN-EUROPEAN
GROWTH FUND         For the Year Ended May 31, 2002
================================================================================================================================
Investment Income   Net investment income allocated from the Portfolio:
From the              Dividends (net of $577,704 foreign withholding tax) .....................                    $   3,951,211
Portfolio--Net:       Securities lending--net .................................................                           69,501
                      Interest ................................................................                           11,956
                      Expenses ................................................................                       (2,116,453)
                                                                                                                   -------------
                    Net investment income from the Portfolio ..................................                        1,916,215
                                                                                                                   -------------
================================================================================================================================
Expenses:           Account maintenance and distribution fees--Class B ........................   $   1,377,802
                    Administration fees .......................................................         577,323
                    Account maintenance and distribution fees--Class C ........................         530,404
                    Transfer agent fees--Class B ..............................................         269,173
                    Transfer agent fees--Class C ..............................................         106,316
                    Printing and shareholder reports ..........................................          64,342
                    Account maintenance fees--Class D .........................................          56,533
                    Registration fees .........................................................          53,005
                    Professional fees .........................................................          51,327
                    Transfer agent fees--Class D ..............................................          37,551
                    Transfer agent fees--Class A ..............................................          29,139
                    Other .....................................................................           9,960
                                                                                                  -------------
                    Total expenses ............................................................                        3,162,875
                                                                                                                   -------------
                    Investment loss--net ......................................................                       (1,246,660)
                                                                                                                   -------------
================================================================================================================================
Realized &          Realized loss from the Portfolio on:
Unrealized Gain       Investments--net ........................................................     (46,756,394)
(Loss) from the       Foreign currency transactions--net ......................................        (133,899)     (46,890,293)
Portfolio--Net:                                                                                   -------------
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions from the Portfolio--net .....................                       12,039,508
                                                                                                                   -------------
                    Total realized and unrealized loss on investments and foreign
                    currency transactions--net ................................................                      (34,850,785)
                                                                                                                   -------------
                    Net Decrease in Net Assets Resulting from Operations ......................                    $ (36,097,445)
                                                                                                                   =============
================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended
MERRILL LYNCH                                                                                             May 31,
PAN-EUROPEAN                                                                                  ------------------------------
GROWTH FUND          Decrease in Net Assets:                                                       2002            2001
============================================================================================================================
Operations:          Investment loss--net .................................................   $  (1,246,660)   $  (2,052,579)
                     Realized loss on investments and foreign currency transactions
                     from the Portfolio--net ..............................................     (46,890,293)     (11,460,121)
                     Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions from the Portfolio--net ................      12,039,508      (79,700,297)
                                                                                              -------------    -------------
                     Net decrease in net assets resulting from operations .................     (36,097,445)     (93,212,997)
                                                                                              -------------    -------------
============================================================================================================================
Distributions to     In excess of realized gain on investments from the Portfolio--net:
Shareholders:          Class A ............................................................              --         (449,806)
                       Class B ............................................................              --         (421,204)
                       Class C ............................................................              --         (158,540)
                       Class D ............................................................              --               --
                                                                                              -------------    -------------
                     Net decrease in net assets resulting from distributions to shareholders             --       (1,029,550)
                                                                                              -------------    -------------
============================================================================================================================
Capital Share        Net decrease in net assets derived from capital share transactions ...    (106,592,115)    (100,848,507)
Transactions:                                                                                 -------------    -------------
============================================================================================================================
Net Assets:          Total decrease in net assets .........................................    (142,689,560)    (195,091,054)
                     Beginning of year ....................................................     320,965,974      516,057,028
                                                                                              -------------    -------------
                     End of year* .........................................................   $ 178,276,414    $ 320,965,974
                                                                                              =============    =============
============================================================================================================================
                    *Accumulated investment loss--net .....................................   $    (139,005)   $     (60,069)
                                                                                              =============    =============
============================================================================================================================

See Notes to Financial Statements.


                                     8 & 9

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

FINANCIAL HIGHLIGHTS

MERRILL LYNCH                                                                                     Class A@@
PAN-EUROPEAN                                                              --------------------------------------------------------
GROWTH FUND                                                                                                              For the
                                                                                                                         Period
              The following per share data and ratios have been derived                    For the                       Oct. 30,
              from information provided in the financial statements.                  Year Ended May 31,                1998+ to
                                                                          ------------------------------------------     May 31,
              Increase (Decrease) in Net Asset Value:                        2002            2001            2000          1999
==================================================================================================================================
Per Share     Net asset value, beginning of period ....................   $     9.23      $    11.65      $    10.31    $    10.00
Operating                                                                 ----------      ----------      ----------    ----------
Performance:  Investment income--net ..................................          .03++           .04++           .04++         .08
              Realized and unrealized gain (loss) on investments
              and foreign currency transactions from the Portfolio--net        (1.03)          (2.32)           1.51           .23
                                                                          ----------      ----------      ----------    ----------
              Total from investment operations ........................        (1.00)          (2.28)           1.55           .31
                                                                          ----------      ----------      ----------    ----------
              Less dividends and distributions:
                In excess of investment income--net ...................           --              --            (.10)           --
                Realized gain on investments from the Portfolio--net ..           --              --            (.11)           --
                In excess of realized gain on investments from the
                Portfolio--net ........................................           --            (.14)             --            --
                                                                          ----------      ----------      ----------    ----------
              Total dividends and distributions .......................           --            (.14)           (.21)           --
                                                                          ----------      ----------      ----------    ----------
              Net asset value, end of period ..........................   $     8.23      $     9.23      $    11.65    $    10.31
                                                                          ==========      ==========      ==========    ==========
==================================================================================================================================
Total         Based on net asset value per share ......................      (10.83%)        (19.73%)         14.99%         3.10%@
Investment                                                                ==========      ==========      ==========    ==========
Return:**
==================================================================================================================================
Ratios to     Expenses+++ .............................................        1.41%           1.29%           1.24%         1.41%*
Average                                                                   ==========      ==========      ==========    ==========
Net Assets:   Investment income--net ..................................         .34%            .37%            .36%         1.42%*
                                                                          ==========      ==========      ==========    ==========
==================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ................   $   13,587      $   24,382      $   39,657    $   39,781
Data:                                                                     ==========      ==========      ==========    ==========
==================================================================================================================================


                                                                                                  Class B
                                                                          --------------------------------------------------------
                                                                                                                         For the
                                                                                                                         Period
              The following per share data and ratios have been derived                    For the                       Oct. 30,
              from information provided in the financial statements.                  Year Ended May 31,                1998+ to
                                                                          -----------------------------------------      May 31,
              Increase (Decrease) in Net Asset Value:                        2002            2001            2000          1999
==================================================================================================================================
Per Share     Net asset value, beginning of period ....................   $     9.16      $    11.53     $    10.25     $    10.00
Operating                                                                 ----------      ----------     ----------     ----------
Performance:  Investment income (loss)--net ...........................         (.06)++         (.07)++        (.08)++         .02
              Realized and unrealized gain (loss) on investments and
              foreign currency transactions from the Portfolio--net....        (1.03)          (2.29)          1.50            .23
                                                                          ----------      ----------     ----------     ----------
              Total from investment operations ........................        (1.09)          (2.36)          1.42            .25
                                                                          ----------      ----------     ----------     ----------
              Less dividends and distributions:
                In excess of investment income--net ...................           --              --           (.03)            --
                Realized gain on investments from the Portfolio--net ..           --              --           (.11)            --
                In excess of realized gain on investments from the
                Portfolio--net ........................................           --            (.01)            --             --
                                                                          ----------      ----------     ----------     ----------
              Total dividends and distributions .......................           --            (.01)          (.14)            --
                                                                          ----------      ----------     ----------     ----------
              Net asset value, end of period ..........................   $     8.07      $     9.16     $    11.53     $    10.25
                                                                          ==========      ==========     ==========     ==========
==================================================================================================================================
Total         Based on net asset value per share ......................      (11.90%)        (20.50%)        13.87%          2.50%@
Investment                                                                ==========      ==========     ==========     ==========
Return:**
==================================================================================================================================
Ratios to     Expenses+++ .............................................        2.44%           2.31%          2.26%          2.43%*
Average                                                                   ==========      ==========     ==========     ==========
Net Assets:   Investment income (loss)--net ...........................        (.68%)          (.63%)         (.69%)          .36%*
                                                                          ==========      ==========     ==========     ==========
==================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ................   $  109,737      $  185,558     $  288,124     $  286,612
Data:                                                                     ==========      ==========     ==========     ==========
==================================================================================================================================


                                                                                                  Class C
                                                                          --------------------------------------------------------
                                                                                                                        For the
                                                                                                                         Period
              The following per share data and ratios have been derived                    For the                       Oct. 30,
              from information provided in the financial statements.                  Year Ended May 31,                1998+ to
                                                                          ------------------------------------------     May 31,
              Increase (Decrease) in Net Asset Value:                        2002            2001            2000          1999
==================================================================================================================================
Per Share     Net asset value, beginning of period ....................   $     9.16      $    11.53      $    10.25    $    10.00
Operating                                                                 ----------      ----------      ----------    ----------
Performance:  Investment income (loss)--net ...........................         (.06)++         (.07)++         (.08)++        .02
              Realized and unrealized gain (loss) on investments and
              foreign currency transactions from the Portfolio--net....        (1.02)          (2.30)           1.50           .23
                                                                          ----------      ----------      ----------    ----------
              Total from investment operations ........................        (1.08)          (2.37)           1.42           .25
                                                                          ----------      ----------      ----------    ----------
              Less dividends and distributions:
                In excess of investment income--net ...................           --              --            (.03)           --
                Realized gain on investments from the Portfolio--net ..           --              --            (.11)           --
                                                                          ----------      ----------      ----------    ----------
              Total dividends and distributions .......................           --              --            (.14)           --
                                                                          ----------      ----------      ----------    ----------
              Net asset value, end of period ..........................   $     8.08      $     9.16      $    11.53    $    10.25
                                                                          ==========      ==========      ==========    ==========
==================================================================================================================================
Total         Based on net asset value per share ......................      (11.79%)        (20.56%)         13.82%         2.50%@
Investment                                                                ==========      ==========      ==========    ==========
Return:**
==================================================================================================================================
Ratios to     Expenses+++ .............................................        2.44%           2.31%           2.26%         2.43%*
Average                                                                   ==========      ==========      ==========    ==========
Net Assets:   Investment income (loss)--net ...........................        (.72%)          (.64%)          (.70%)         .35%*
                                                                          ==========      ==========      ==========    ==========
==================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ................   $   38,263      $   77,601      $  127,779    $  142,727
Data:                                                                     ==========      ==========      ==========    ==========
==================================================================================================================================

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Based on average shares outstanding.
 +++  Includes the Fund's share of the Portfolio's allocated expenses.
   @  Aggregate total investment return.
  @@  Prior to May 1, 2002, Class A Shares were designated Class I Shares.

See Notes to Financial Statements.


                                     10 & 11

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

FINANCIAL HIGHLIGHTS (concluded)

MERRILL LYNCH                                                                                     Class D@@@
PAN-EUROPEAN                                                              --------------------------------------------------------
GROWTH FUND                                                                                                              For the
                                                                                                                         Period
              The following per share data and ratios have been derived                     For the                      Oct. 30,
              from information provided in the financial statements.                   Year Ended May 31,               1998+ to
                                                                          ------------------------------------------     May 31,
              Increase (Decrease) in Net Asset Value:                        2002            2001            2000          1999
==================================================================================================================================
Per Share     Net asset value, beginning of period ....................   $     9.23      $    11.63      $    10.30    $    10.00
Operating                                                                 ----------      ----------      ----------    ----------
Performance:  Investment income--net ..................................           --++@@         .01++           .01++         .07
              Realized and unrealized gain (loss) on investments and
              foreign currency transactions from the Portfolio--net....        (1.03)          (2.31)           1.51           .23
                                                                          ----------      ----------      ----------    ----------
              Total from investment operations ........................        (1.03)          (2.30)           1.52           .30
                                                                          ----------      ----------      ----------    ----------
              Less dividends and distributions:
                In excess of investment income--net ...................           --              --            (.08)           --
                Realized gain on investments from the Portfolio--net ..           --              --            (.11)           --
                In excess of realized gain on investments from the
                Portfolio--net ........................................           --            (.10)             --            --
                                                                          ----------      ----------      ----------    ----------
              Total dividends and distributions .......................           --            (.10)           (.19)           --
                                                                          ----------      ----------      ----------    ----------
              Net asset value, end of period ..........................   $     8.20      $     9.23      $    11.63    $    10.30
                                                                          ==========      ==========      ==========    ==========
==================================================================================================================================
Total         Based on net asset value per share ......................      (11.16%)        (19.90%)         14.69%         3.00%@
Investment                                                                ==========      ==========      ==========    ==========
Return:**
==================================================================================================================================
Ratios to     Expenses+++ .............................................        1.66%           1.54%           1.49%         1.66%*
Average                                                                   ==========      ==========      ==========    ==========
Net Assets:   Investment income--net ..................................         .05%            .12%            .08%         1.05%*
                                                                          ==========      ==========      ==========    ==========
==================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ................   $   16,689      $   33,425      $   60,497    $   83,316
Data:                                                                     ==========      ==========      ==========    ==========
==================================================================================================================================

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Based on average shares outstanding.
 +++  Includes the Fund's share of the Portfolio's allocated expenses.
   @  Aggregate total investment return.
  @@  Amount is less than $.01 per share.
 @@@  Prior to May 1, 2002, Class D Shares were designated Class A Shares.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH PAN-EUROPEAN GROWTH FUND

1. Significant Accounting Policies:

Merrill Lynch Pan-European Growth Fund (the "Fund") (formerly Mercury Pan-European Growth Fund) is a series of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Pan-European Growth Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at May 31, 2002 was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class D expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Dividends in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."),


                                    12 & 13

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH PAN-EUROPEAN GROWTH FUND

which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ..................................            .25%               .75%
Class C ..................................            .25%               .75%
Class D ..................................            .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD             MLPF&S
--------------------------------------------------------------------------------
Class D ..................................             $1               $13
--------------------------------------------------------------------------------

For the year ended May 31, 2002, MLPF&S received contingent deferred sales charges of $1,064,455 and $4,557 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the year ended May 31, 2002 were $37,763,980 and $147,679,635, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions were $106,592,115 and $100,848,507 for the years ended May 31, 2002 and May 31,2001, respectively.

Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended May 31, 2002+                                 Shares          Amount
-----------------------------------------------------------------------------
Shares sold ................................         279,311     $  2,252,514
Shares redeemed ............................      (1,267,827)     (10,398,584)
                                                  ----------     ------------
Net decrease ...............................        (988,516)    $ (8,146,070)
                                                  ==========     ============
-----------------------------------------------------------------------------

+     Prior to May 1, 2002, Class A Shares were designated Class I Shares.

-----------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended May 31, 2001+                                 Shares          Amount
-----------------------------------------------------------------------------
Shares sold ................................         690,069     $  7,657,526
Shares issued to shareholders in
reinvestment of distributions ..............          37,693          401,427
                                                  ----------     ------------
Total issued ...............................         727,762        8,058,953
Shares redeemed ............................      (1,491,115)     (15,628,468)
                                                  ----------     ------------
Net decrease ...............................        (763,353)    $ (7,569,515)
                                                  ==========     ============
-----------------------------------------------------------------------------

+     Prior to May 1, 2002, Class A Shares were designated Class I Shares.

-----------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended May 31, 2002                                   Shares         Amount
-----------------------------------------------------------------------------
Shares sold ................................         221,199     $  1,802,247
Shares redeemed ............................      (6,886,690)     (56,008,656)
Automatic conversion of shares .............          (6,561)         (53,472)
                                                  ----------     ------------
Net decrease ...............................      (6,672,052)    $(54,259,881)
                                                  ==========     ============
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended May 31, 2001                                   Shares         Amount
------------------------------------------------------------------------------
Shares sold ................................         906,933     $ 10,053,350
Shares issued to shareholders in
reinvestment of distributions ..............          12,084          128,206
                                                  ----------     ------------
Total issued ...............................         919,017       10,181,556
Automatic conversion of shares .............          (2,405)         (29,000)
Shares redeemed ............................      (5,646,424)     (59,193,755)
                                                  ----------     ------------
Net decrease ...............................      (4,729,812)    $(49,041,199)
                                                  ==========     ============
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Class C Shares for the Year                                         Dollar
Ended May 31, 2002                                   Shares         Amount
------------------------------------------------------------------------------
Shares sold ................................       1,287,038     $ 10,663,815
Shares redeemed ............................      (5,018,423)     (41,229,821)
                                                  ----------     ------------
Net decrease ...............................      (3,731,385)    $(30,566,006)
                                                  ==========     ============
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Class C Shares for the Year                                         Dollar
Ended May 31, 2001                                   Shares         Amount
-----------------------------------------------------------------------------
Shares sold ................................         801,386     $  8,557,661
Shares redeemed ............................      (3,415,667)     (35,802,069)
                                                  ----------     ------------
Net decrease ...............................      (2,614,281)    $(27,244,408)
                                                  ==========     ============
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Class D Shares for the Year                                         Dollar
Ended May 31, 2002+                                  Shares         Amount
-----------------------------------------------------------------------------
Shares sold ................................       5,090,200     $ 42,644,551
Automatic conversion of shares .............           6,458           53,472
                                                  ----------     ------------
Total issued ...............................       5,096,658       42,698,023
Shares redeemed ............................      (6,683,524)     (56,318,181)
                                                  ----------     ------------
Net decrease ...............................      (1,586,866)    $(13,620,158)
                                                  ==========     ============
-----------------------------------------------------------------------------

+     Prior to May 1, 2002, Class D Shares were designated Class A Shares.

-----------------------------------------------------------------------------
Class D Shares for the Year                                         Dollar
Ended May 31, 2001+                                  Shares         Amount
-----------------------------------------------------------------------------
Shares sold ...............................        1,742,961     $ 17,032,667
Automatic conversion of shares ............            2,381           29,000
Shares issued to shareholders in
reinvestment of distributions .............           33,339          355,396
                                                  ----------     ------------
Total issued ..............................        1,778,681       17,417,063
Shares redeemed ...........................       (3,359,697)     (34,410,448)
                                                  ----------     ------------
Net decrease ..............................       (1,581,016)    $(16,993,385)
                                                  ==========     ============
-----------------------------------------------------------------------------

+     Prior to May 1, 2002, Class D Shares were designated Class A Shares.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended May 31, 2002 and May 31, 2001 was as follows:

-----------------------------------------------------------------------------
                                                  5/31/2002       5/31/2001
-----------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .........................       $       --     $  1,029,550
  Net long-term capital gains .............               --               --
                                                  ----------     ------------
Total taxable distributions ...............       $       --     $  1,029,550
                                                  ==========     ============
-----------------------------------------------------------------------------

As of May 31, 2002, the components of accumulated losses on a tax basis were as follows:

----------------------------------------------------------------------------
Undistributed ordinary income--net .......................      $         --
Undistributed long-term capital gains--net ...............                --
                                                                ------------
Total undistributed earnings--net ........................                --
Capital loss carryforward ................................       (34,839,437)*
Unrealized losses--net ...................................       (15,158,119)**
                                                                ------------
Total accumulated losses--net ............................      $(49,997,556)
                                                                ============
----------------------------------------------------------------------------

 * On May 31, 2002, the Fund had a net capital loss carryforward of approximately $34,839,437, of which $2,492,476 expires in 2009 and $32,346,961 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.


                                    14 & 15

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Pan-European Growth Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Pan-European Growth Fund (formerly Mercury Pan-European Growth Fund) as of May 31, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pan-European Growth Fund as of May 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 12, 2002

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                       Mercury Master Pan-European Growth Portfolio
                       =======================================================================================================
                                             Shares                                                                 Percent of
INDUSTRIES             Countries              Held                       Investments                      Value     Net Assets
==============================================================================================================================
Automobiles            Germany                88,300     Bayerische Motoren Werke (BMW) AG             $3,778,440         2.1%
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Automobiles
                                                         (Cost--$2,790,200)                             3,778,440         2.1
==============================================================================================================================
Banks                  France                 65,862     BNP Paribas SA                                 3,707,476         2.1
                       -------------------------------------------------------------------------------------------------------
                       Ireland               430,000     Anglo Irish Bank Corporation PLC               2,707,788         1.5
                                             327,500     Bank of Ireland                                4,161,372         2.3
                                                                                                       ----------        ----
                                                                                                        6,869,160         3.8
                       -------------------------------------------------------------------------------------------------------
                       Italy                 257,000     Banca Intesa SpA                                 579,878         0.3
                                              75,000    +Banco Popolare di Verona e Novara Scrl           955,789         0.5
                                             500,000     Intesa BCI SpA                                 1,480,865         0.8
                                             937,000     Unicredito Italiano SpA                        4,184,599         2.4
                                                                                                       ----------        ----
                                                                                                        7,201,131         4.0
                       -------------------------------------------------------------------------------------------------------
                       Spain                 127,500     Banco Bilbao Vizcaya, SA                       1,537,881         0.9
                       -------------------------------------------------------------------------------------------------------
                       Switzerland            51,000     Credit Suisse Group                            1,883,042         1.1
                                               3,000     Julius Baer Holding Ltd. 'B'                     860,671         0.5
                                              35,200     UBS AG (Registered Shares)                     1,841,103         1.0
                                                                                                       ----------        ----
                                                                                                        4,584,816         2.6
                       -------------------------------------------------------------------------------------------------------
                       United Kingdom        508,400     Barclays PLC                                   4,388,956         2.5
                                             247,462     HSBC Holdings PLC                              3,077,734         1.7
                                             145,900     Royal Bank of Scotland Group PLC               4,248,269         2.4
                                                                                                       ----------        ----
                                                                                                       11,714,959         6.6
                       ------------------------------------------------------------------------------------------------------
                                                         Total Investments in Banks
                                                         (Cost--$28,723,269)                           35,615,423        20.0
==============================================================================================================================
Beverages              United Kingdom        161,000     Diageo PLC                                     2,025,947         1.1
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Beverages
                                                         (Cost--$1,565,460)                             2,025,947         1.1

==============================================================================================================================
Biotechnology          Switzerland             2,250     Serono SA 'B'                                  1,826,653         1.0
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Biotechnology
                                                         (Cost--$2,088,249)                             1,826,653         1.0
==============================================================================================================================


                                    16 & 17

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                       Mercury Master Pan-European Growth Portfolio (continued)
                       =======================================================================================================
                                             Shares                                                                 Percent of
INDUSTRIES             Countries              Held                       Investments                     Value      Net Assets
==============================================================================================================================
Chemicals              Netherlands            41,400     Akzo Nobel NV                                $ 1,866,311         1.0%
                       -------------------------------------------------------------------------------------------------------
                       Switzerland             3,000     Givaudan (Registered Shares)                   1,173,730         0.7
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Chemicals
                                                         (Cost--$2,426,782)                             3,040,041         1.7
==============================================================================================================================
Commercial             Denmark                35,952    +ISS A/S                                        1,882,386         1.1
Services               -------------------------------------------------------------------------------------------------------
& Supplies             Sweden                106,967     Securitas AB 'B'                               2,031,944         1.1
                       -------------------------------------------------------------------------------------------------------
                       Switzerland            29,400     Adecco SA (Registered Shares)                  1,932,729         1.1
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Commercial
                                                         Services & Supplies
                                                         (Cost--$5,455,732)                             5,847,059         3.3
==============================================================================================================================
Communications         Finland               210,900     Nokia Oyj (Series A)                           3,014,771         1.7
Equipment              -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Communications
                                                         Equipment (Cost--$2,728,426)                   3,014,771         1.7
==============================================================================================================================
Diversified            Netherlands            79,614     ING Groep NV                                   2,105,793         1.2
Financials             -------------------------------------------------------------------------------------------------------
                       United Kingdom        138,000     Amvescap PLC                                   1,378,115         0.8
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Diversified Financials
                                                         (Cost--$4,391,892)                             3,483,908         2.0
==============================================================================================================================
Diversified            Germany               138,100     Deutsche Telekom AG (Registered Shares)        1,531,548         0.8
Telecommunication      -------------------------------------------------------------------------------------------------------
Services               Italy                 335,000     Telecom Italia SpA (Registered Shares)         1,787,176         1.0
                       -------------------------------------------------------------------------------------------------------
                       Spain                 265,152    +Telefonica SA                                  2,806,798         1.6
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Diversified
                                                         Telecommunication Services
                                                         (Cost--$8,410,259)                             6,125,522         3.4
==============================================================================================================================
Electronic
Equipment              Switzerland            25,600    +Kudelski SA (Bearer)                           1,153,536         0.6
& Instruments          -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Electronic Equipment
                                                         & Instruments (Cost--$1,493,363)               1,153,536         0.6
==============================================================================================================================
Food & Drug            United Kingdom        493,360     Tesco PLC                                      1,862,462         1.0
Retailing              -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Food & Drug Retailing
                                                         (Cost--$1,316,840)                             1,862,462         1.0
==============================================================================================================================
Food Products          Switzerland            27,050     Nestle SA (Registered Shares)                  6,569,138         3.7
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Food Products
                                                         (Cost--$5,513,082)                             6,569,138         3.7
==============================================================================================================================
Gas Utilities          United Kingdom        605,000     BG Group PLC                                   2,626,938         1.5
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Gas
                                                         Utilities (Cost--$2,379,443)                   2,626,938         1.5
==============================================================================================================================
Health Care
Equipment              France                 68,800     Essilor International SA                       2,778,175         1.6
& Supplies             -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Health Care
                                                         Equipment & Supplies (Cost--$1,925,741)        2,778,175         1.6
==============================================================================================================================
Hotels,                France                 90,000     Accor SA                                       3,666,193         2.1
Restaurants            -------------------------------------------------------------------------------------------------------
& Leisure              Switzerland             5,500    +Kuoni Reisen Holding AG                        1,477,853         0.8
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Hotels, Restaurants
                                                         & Leisure (Cost--$5,848,502)                   5,144,046         2.9
==============================================================================================================================
Household              Netherlands            94,975     Koninklijke (Royal) Philips
Durables                                                 Electronics NV                                 2,958,430         1.7
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Household
                                                         Durables (Cost--$1,568,696)                    2,958,430         1.7
==============================================================================================================================
Insurance              Germany                30,848     Marschollek, Lautenschlaeger und Partner AG    1,239,315         0.7
                                               8,000     Muenchener Rueckversicherungs-Gesellschaft
                                                         AG (Registered Shares)                         1,830,481         1.0
                                                                                                       ----------        ----
                                                                                                        3,069,796         1.7
                       -------------------------------------------------------------------------------------------------------
                       Switzerland            35,200     Swiss Re (Registered Shares)                   3,588,971         2.0
                       -------------------------------------------------------------------------------------------------------
                       United Kingdom        120,000     Prudential Corporation PLC                     1,170,267         0.7
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Insurance
                                                         (Cost--$9,361,119)                             7,829,034         4.4
==============================================================================================================================
Machinery              Netherlands            32,700     IHC Caland NV                                  1,912,531         1.1
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Machinery
                                                         (Cost--$1,541,343)                             1,912,531         1.1
==============================================================================================================================
Media                  France                 69,000     M6 Metropole Television                        1,901,768         1.0
                                              87,000     Publicis SA                                    2,638,482         1.5
                                              46,200     Vivendi Universal SA                           1,450,333         0.8
                                                                                                       ----------        ----
                                                                                                        5,990,583         3.3
                       -------------------------------------------------------------------------------------------------------
                       Netherlands            60,913     VNU NV                                         1,889,446         1.1
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Media
                                                         (Cost--$7,677,878)                             7,880,029         4.4
==============================================================================================================================
Multi-Utilities &      France                 61,000     Suez SA                                        1,733,706         1.0
Unregulated Power      -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Multi-Utilities
                                                         & Unregulated Power (Cost--$1,948,892)         1,733,706         1.0
==============================================================================================================================
Oil & Gas              France                 35,700     TotalFinaElf SA                                5,566,868         3.1
                       -------------------------------------------------------------------------------------------------------
                       United Kingdom        921,516     BP Amoco PLC                                   7,887,919         4.4
                                             485,623     Shell Transport & Trading Company              3,765,987         2.1
                                                                                                       ----------        ----
                                                                                                       11,653,906         6.5
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Oil & Gas
                                                         (Cost--$12,521,760)                           17,220,774         9.6
==============================================================================================================================
Personal Products      France                 19,000     L'Oreal SA                                     1,358,893         0.8
                       -------------------------------------------------------------------------------------------------------
                       Germany                15,200     Beiersdorf AG                                  1,778,010         1.0
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Personal
                                                         Products (Cost--$2,773,072)                    3,136,903         1.8
==============================================================================================================================


                                    18 & 19

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                       Mercury Master Pan-European Growth Portfolio (concluded)
                       =======================================================================================================
                                             Shares                                                                 Percent of
INDUSTRIES             Countries              Held                       Investments                     Value      Net Assets
==============================================================================================================================
Pharmaceuticals        Denmark                58,100     Novo Nordisk A/S 'B'                        $  1,855,157         1.0%
                       -------------------------------------------------------------------------------------------------------
                       France                 28,107     Aventis SA                                     1,956,398         1.1
                                              31,537     Sanofi-Synthelabo SA                           1,913,753         1.1
                                                                                                     ------------       ------
                                                                                                        3,870,151         2.2
                       -------------------------------------------------------------------------------------------------------
                       Switzerland           128,494     Novartis AG (Registered Shares)                5,519,304         3.1
                                              30,000     Roche Holding AG                               2,407,774         1.3
                                                                                                     ------------       ------
                                                                                                        7,927,078         4.4
                       -------------------------------------------------------------------------------------------------------
                       United Kingdom         99,646     AstraZeneca Group PLC                          4,382,809         2.5
                                             245,564     GlaxoSmithKline PLC                            5,044,702         2.8
                                                                                                     ------------       ------
                                                                                                        9,427,511         5.3
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Pharmaceuticals
                                                         (Cost--$23,892,006)                           23,079,897        12.9
==============================================================================================================================
Software               France                 40,500     Dassault Systemes SA                           1,627,840         0.9
                       -------------------------------------------------------------------------------------------------------
                       Germany                38,400     SAP AG (Systeme, Anwendungen, Produkte
                                                         in der Datenverarbeitung)                      4,082,816         2.3
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Software
                                                         (Cost--$6,910,759)                             5,710,656         3.2
==============================================================================================================================
Specialty Retail       Spain                  89,500    +Industria de Disenso Textil, SA                1,855,524         1.1
                       -------------------------------------------------------------------------------------------------------
                       United Kingdom      1,350,000     Signet Group PLC                               2,395,075         1.3
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Specialty Retail
                                                         (Cost--$3,274,966)                             4,250,599         2.4
==============================================================================================================================
Textiles, Apparel &    Italy                  45,553     Gucci Group (NY Registered Shares)             4,512,025         2.5
Luxury Goods           -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Textiles, Apparel
                                                         & Luxury Goods (Cost--$4,419,159)              4,512,025         2.5
==============================================================================================================================
Tobacco                Spain                 106,000     Altadis                                        2,279,804         1.3
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Tobacco
                                                         (Cost--$1,995,639)                             2,279,804         1.3
==============================================================================================================================
Transportation         Italy                 265,000     Autostrade--Concessioni e Costruzioni
Infrastructure                                           Autostrade SpA                                 2,154,029         1.2
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Transportation
                                                         Infrastructure (Cost--$2,023,008)              2,154,029         1.2
==============================================================================================================================
Wireless               France                324,000    +Orange SA                                      1,801,143         1.0
Telecommunication      -------------------------------------------------------------------------------------------------------
Services               United Kingdom      3,116,964     Vodafone Group PLC                             4,708,966         2.6
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Wireless
                                                         Telecommunication  Services
                                                         (Cost--$7,513,036)                             6,510,109         3.6
==============================================================================================================================

                                              Face
                                             Amount                   Short-Term Securities
==============================================================================================================================
                       Commercial Paper*   $ 636,000     General Motors Acceptance Corp., 1.91%
                                                         due 6/03/2002                                    635,932         0.3
                       -------------------------------------------------------------------------------------------------------
                                                         Total Investments in Short-Term
                                                         Securities (Cost--$635,932)                      635,932         0.3

==============================================================================================================================
                       Total Investments (Cost--$165,114,505)                                         176,696,517        99.0
                       Other Assets Less Liabilities                                                    1,721,033         1.0
                                                                                                     ------------       -----
                       Net Assets                                                                    $178,417,550       100.0%
                                                                                                     ============       =====
==============================================================================================================================

+     Non-income producing security.
* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MERCURY MASTER
PAN-EUROPEAN
GROWTH PORTFOLIO             As of May 31, 2002
================================================================================================================================
Assets:                      Investments, at value (including securities loaned of $9,266,819)
                             (identified cost--$165,114,505) ..................................                    $ 176,696,517
                             Investments held as collateral for loaned securities, at value ...                        9,660,000
                             Cash .............................................................                              434
                             Receivables:
                               Dividends ......................................................   $   2,490,040
                               Loaned securities ..............................................          63,844
                               Contributions ..................................................          35,490        2,589,374
                                                                                                  -------------
                             Prepaid expenses .................................................                              956
                                                                                                                   -------------
                             Total assets .....................................................                      188,947,281
                                                                                                                   -------------
================================================================================================================================
Liabilities:                 Collateral on securities loaned, at value ........................                        9,660,000
                             Payables:
                               Withdrawals ....................................................         695,070
                               Investment adviser .............................................         105,143          800,213
                                                                                                  -------------
                             Accrued expenses and other liabilities ...........................                           69,518
                                                                                                                   -------------
                             Total liabilities ................................................                       10,529,731
                                                                                                                   -------------
================================================================================================================================
Net Assets:                  Net assets .......................................................                    $ 178,417,550
                                                                                                                   =============
================================================================================================================================
Net Assets                   Investors' capital ...............................................                    $ 166,844,657
Consist of:                  Unrealized appreciation on investments and foreign currency
                             transactions--net ................................................                       11,572,893
                                                                                                                   =============
                             Net assets .......................................................                    $ 178,417,550
                                                                                                                   =============
================================================================================================================================

See Notes to Financial Statements.


                                    20 & 21

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

STATEMENT OF OPERATIONS

MERCURY MASTER
PAN-EUROPEAN
GROWTH PORTFOLIO             For the Year Ended May 31, 2002
================================================================================================================================
Investment Income:           Dividends (net of $577,704 foreign withholding tax) ..............                    $   3,951,213
                             Securities lending--net ..........................................                           69,501
                             Interest .........................................................                           11,956
                                                                                                                   -------------
                             Total income .....................................................                        4,032,670
                                                                                                                   -------------
================================================================================================================================
Expenses:                    Investment advisory fees .........................................   $   1,732,789
                             Accounting services ..............................................         141,823
                             Custodian fees ...................................................         136,952
                             Professional fees ................................................          60,837
                             Trustees' fees and expenses ......................................          26,874
                             Pricing fees .....................................................           5,158
                             Printing and shareholder reports .................................           2,113
                             Other ............................................................           9,907
                                                                                                  -------------
                             Total expenses ...................................................                        2,116,453
                                                                                                                   -------------
                             Investment income--net ...........................................                        1,916,217
                                                                                                                   -------------
================================================================================================================================
Realized & Unrealized        Realized loss from:
Gain (Loss) On                 Investments--net ...............................................     (46,756,412)
Investments &                  Foreign currency transactions--net .............................        (133,899)     (46,890,311)
Foreign Currency                                                                                  -------------
Transactions--Net:           Change in unrealized appreciation/depreciation on:
                               Investments--net ...............................................      11,838,353
                               Foreign currency transactions--net .............................         201,162       12,039,515
                                                                                                  -------------    -------------
                               Total realized and unrealized loss on investments and
                               foreign currency transactions--net .............................                      (34,850,796)
                                                                                                                   -------------
                             Net Decrease in Net Assets Resulting from Operations .............                    $ (32,934,579)
                                                                                                                   =============
================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Year Ended
MERCURY MASTER                                                                                                May 31,
PAN-EUROPEAN                                                                                      ------------------------------
GROWTH PORTFOLIO             Increase (Decrease) in Net Assets:                                        2002             2001
================================================================================================================================
Operations:                  Investment income--net ...........................................   $   1,916,217    $   3,431,038
                             Realized loss on investments and foreign currency transactions--net    (46,890,311)     (11,460,124)
                             Change in unrealized appreciation/depreciation on investments
                             and foreign currency transactions--net ...........................      12,039,515      (79,700,317)
                                                                                                  -------------    -------------
                             Net decrease in net assets resulting from operations .............     (32,934,579)     (87,729,403)
                                                                                                  -------------    -------------
================================================================================================================================
Capital Transactions:        Proceeds from contributions ......................................      57,419,141       43,354,862
                             Fair value of withdrawals ........................................    (167,334,797)    (151,002,514)
                                                                                                  -------------    -------------
                             Net decrease in net assets derived from capital transactions .....    (109,915,656)    (107,647,652)
                                                                                                  -------------    -------------
================================================================================================================================
Net Assets:                  Total decrease in net assets .....................................    (142,850,235)    (195,377,055)
                             Beginning of year ................................................     321,267,785      516,644,840
                                                                                                  -------------    -------------
                             End of year ......................................................   $ 178,417,550    $ 321,267,785
                                                                                                  =============    =============
================================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MERCURY MASTER                                                                                                           For the
PAN-EUROPEAN                                                                                                             Period
GROWTH PORTFOLIO                                                                              For the                    Oct. 30,
                                                                                         Year Ended May 31,              1998+ to
                      The following ratios have been derived from            ---------------------------------------      May 31,
                      information provided in the financial statements.         2002           2001          2000          1999
==================================================================================================================================
Total Investment      Based on net asset value per share ................       (10.16%)            --            --            --
Return:                                                                      ==========     ==========    ==========    ==========
==================================================================================================================================
Ratios to Average     Expenses ..........................................          .92%           .88%          .86%          .89%*
Net Assets:                                                                  ==========     ==========    ==========    ==========
                      Investment income--net ............................          .83%           .79%          .71%         1.88%*
                                                                             ==========     ==========    ==========    ==========
==================================================================================================================================
Supplemental          Net assets, end of period (in thousands) ..........    $  178,418     $  321,268    $  516,645    $  553,197
Data:                                                                        ==========     ==========    ==========    ==========
                      Portfolio turnover ...............................         33.45%         42.67%        55.61%        18.95%
                                                                             ==========     ==========    ==========    ==========
==================================================================================================================================

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                                    22 & 23

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO

1. Significant Accounting Policies:

Mercury Master Pan-European Growth Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such trans actions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio


                                    24 & 25

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO


also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services,
Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of May 31, 2002, the Portfolio lent securities with a value of $1,386,268 to MLPF&S. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of May 31, 2002, all of the cash collateral of $9,660,000 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended May 31, 2002, QA Advisors received $1,795 in securities lending agent fees.

For the year ended May 31, 2002, the Fund reimbursed FAM $15,924 for certain accounting services.

In addition, MLPF&S, received $20,040 in commissions on the execution of portfolio security transactions for the Port folio for the year ended May 31, 2002.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2002, were $77,552,838 and $188,694,676, respectively.

Net realized losses for the year ended May 31, 2002 and net unrealized gains (losses) as of May 31, 2002 were as follows:

------------------------------------------------------------------------------
                                               Realized           Unrealized
                                                Losses          Gains (Losses)
------------------------------------------------------------------------------
Long-term investments ................       $(46,756,412)       $ 11,582,012
Foreign currency transactions ........           (133,899)             (9,119)
                                             ------------        ------------
Total ................................       $(46,890,311)       $ 11,572,893
                                             ============        ============
------------------------------------------------------------------------------

As of May 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $11,236,593, of which $23,612,863 related to appreciated securities and $12,376,270 related to depreciated securities. At May 31, 2002, the aggregate cost of investments for Federal income tax purposes was $165,459,924.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2002.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors, Mercury Master Pan-European Growth Portfolio (One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Pan-European Growth Portfolio, including the schedule of investments, as of May 31, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master Pan-European Growth Portfolio as of May 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 12, 2002


                                    26 & 27

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

INDUSTRY WEIGHTINGS

Fund Weightings
Relative to the
MSCI Europe Index
As of May 31, 2002
(unaudited)

==========================================================================================================
                                                                      Portfolio      Index      Portfolio
Sector                     Industry                                   Allocation   Allocation    vs Index
----------------------------------------------------------------------------------------------------------
Consumer Discretionary     Auto Components                                0.0          0.3         -0.3
                           Automobiles                                    2.1          1.9          0.2
                           Hotels, Restaurants & Leisure                  2.9          1.3          1.6
                           Household Durables                             1.7          1.2          0.5
                           Internet & Catalog Retail                      0.0          0.2         -0.2
                           Leisure Equipment & Products                   0.0          0.1         -0.1
                           Media                                          4.4          3.2          1.2
                           Multiline Retail                               0.0          0.8         -0.8
                           Specialty Retail                               2.4          0.8          1.6
                           Textiles, Apparel & Luxury Goods               2.5          0.8          1.7
----------------------------------------------------------------------------------------------------------
                           Total Consumer Discretionary                  16.0         10.6          5.4
==========================================================================================================
Consumer Staples           Beverages                                      1.1          1.5         -0.4
                           Food & Drug Retailing                          1.0          2.2         -1.2
                           Food Products                                  3.7          4.4         -0.7
                           Household Products                             0.0          0.1         -0.1
                           Personal Products                              1.8          0.9          0.9
                           Tobacco                                        1.3          0.8          0.5
----------------------------------------------------------------------------------------------------------
                           Total Consumer Staples                         8.9          9.9         -1.0
==========================================================================================================
Energy                     Energy Equipment & Services                    0.0          0.1         -0.1
                           Oil & Gas                                      9.6         11.6         -2.0
----------------------------------------------------------------------------------------------------------
                           Total Energy                                   9.6         11.7         -2.1
==========================================================================================================
Financials                 Banks                                         20.0         18.2          1.8
                           Diversified Financials                         2.0          2.3         -0.3
                           Insurance                                      4.4          6.0         -1.6
                           Real Estate                                    0.0          0.6         -0.6
----------------------------------------------------------------------------------------------------------
                           Total Financials                              26.4         27.1         -0.7
==========================================================================================================
Health Care                Biotechnology                                  1.0          0.2          0.8
                           Health Care Equipment & Supplies               1.6          0.5          1.1
                           Health Care Providers & Services               0.0          0.2         -0.2
                           Pharmaceuticals                               12.9         10.9          2.0
----------------------------------------------------------------------------------------------------------
                           Total Health Care                             15.5         11.8          3.7
==========================================================================================================
Industrials                Aerospace & Defense                            0.0          0.5         -0.5
                           Air Freight & Couriers                         0.0          0.3         -0.3
                           Airlines                                       0.0          0.2         -0.2
                           Building Products                              0.0          0.5         -0.5
                           Commercial Services & Supplies                 3.3          1.1          2.2
                           Construction & Engineering                     0.0          0.4         -0.4
                           Electrical Equipment                           0.0          0.6         -0.6
                           Industrial Conglomerates                       0.0          1.4         -1.4
                           Machinery                                      1.1          1.0          0.1
                           Marine                                         0.0          0.3         -0.3
                           Road & Rail                                    0.0          0.1         -0.1
                           Trading Companies & Distributors               0.0          0.2         -0.2
                           Transportation Infrastructure                  1.2          0.5          0.7
----------------------------------------------------------------------------------------------------------
                           Total Industrials                              5.6          7.1         -1.5
==========================================================================================================
Information Technology     Communications Equipment                       1.7          2.2         -0.5
                           Computers & Peripherals                        0.0          0.1         -0.1
                           Electronic Equipment & Instruments             0.6          0.1          0.5
                           Internet Software & Services                   0.0          0.1         -0.1
                           IT Consulting & Services                       0.0          0.3         -0.3
                           Semiconductor Equipment & Products             0.0          0.8         -0.8
                           Software                                       3.2          0.8          2.4
----------------------------------------------------------------------------------------------------------
                           Total Information Technology                   5.5          4.4          1.1
==========================================================================================================
Materials                  Chemicals                                      1.7          2.4         -0.7
                           Construction Materials                         0.0          1.0         -1.0
                           Containers & Packaging                         0.0          0.2         -0.2
                           Metals & Mining                                0.0          1.3         -1.3
                           Paper & Forest Products                        0.0          0.6         -0.6
----------------------------------------------------------------------------------------------------------
                           Total Materials                                1.7          5.5         -3.8
==========================================================================================================
Telecommunication          Diversified Telecommunication Services         3.4          4.5         -1.1
Services                   Wireless Telecommunications Services           3.6          2.9          0.7
----------------------------------------------------------------------------------------------------------
                           Total Telecommunication Services               7.0          7.4         -0.4
==========================================================================================================
Utilities                  Electric Utilities                             0.0          2.7         -2.7
                           Gas Utilities                                  1.5          0.6          0.9
                           Multi-Utilities and Unregulated Power          1.0          1.1         -0.1
                           Water Utilities                                0.0          0.1         -0.1
----------------------------------------------------------------------------------------------------------
                           Total Utilities                                2.5          4.5         -2.0
==========================================================================================================
Cash/Cash Equivalent                                                      1.3          0.0          1.3
==========================================================================================================
Total                                                                   100.0%       100.0%
                                                                        =====        =====
==========================================================================================================


                                    28 & 29

                            Merrill Lynch Pan-European Growth Fund, May 31, 2002

OFFICERS AND DIRECTORS/TRUSTEES

                                                                                                          Number of        Other
                                                                                                       Portfolios in   Directorships
                                            Position(s)   Length                                         Fund Complex     Held by
                                               Held       of Time  Principal Occupation(s)               Overseen by     Director/
Name                   Address & Age        with Fund     Served   During Past 5 Years                 Director/Trustee   Trustee
------------------------------------------------------------------------------------------------------------------------------------
             Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*    800 Scudders Mill Road   President    1999 to   Chairman, Americas Region              127 Funds        None
                   Plainsboro, NJ 08536     and          present   since 2001, and Executive            184 Portfolios
                   Age: 61                  Director/              Vice President since 1983 of
                                            Trustee                Fund Asset Management, L.P.
                                                                   ("FAM") and Merrill Lynch
                                                                   Investment Managers, L.P.
                                                                   ("MLIM"); President of
                                                                   Merrill Lynch Mutual Funds
                                                                   since 1999; President of FAM
                                                                   Distributors, Inc. ("FAMD")
                                                                   since 1986 and Director
                                                                   thereof since 1991; Executive
                                                                   Vice President and Director
                                                                   of Princeton Services, Inc.
                                                                   ("Princeton Services") since
                                                                   1993; President of Princeton
                                                                   Administrators, L.P. since
                                                                   1988; Director of Financial
                                                                   Data Services, Inc. since
                                                                   1985.
                  ==================================================================================================================
                  *Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and
                   Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton
                   Services; and President of Princeton Administrators, L.P. The Director's/Trustee's term is unlimited.
                   Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.
                  ==================================================================================================================

                                                                                                          Number of       Other
                                                                                                       Portfolios in   Directorships
                                            Position(s)  Length                                         Fund Complex      Held by
                                               Held      of Time   Principal Occupation(s)              Overseen by      Director/
Name                   Address & Age        with Fund    Served*   During Past 5 Years                Director/Trustee    Trustee
------------------------------------------------------------------------------------------------------------------------------------
             Interested Directors/Trustees
------------------------------------------------------------------------------------------------------------------------------------
David O. Beim      Columbia University      Director/    1998 to   Professor of Finance and               16 Funds      Outward
                   410 Uris Hall            Trustee      present   Economics at the Columbia            8 Portfolios    Bound USA
                   New York, NY 10027                              University Graduate School of                        and Wave
                   Age: 61                                         Business since 1991.                                 Hill, Inc.

====================================================================================================================================
James T. Flynn     340 East 72nd Street     Director/    1996 to   Retired.                               16 Funds      None
                   New York, NY 10021       Trustee      present                                        8 Portfolios
                   Age: 62

====================================================================================================================================
W. Carl Kester     Harvard Business School  Director/    1998 to   Industrial Bank of Japan                16 Funds     Adept Inc.
                   Morgan Hall 393          Trustee      present   Professor of Finance, Senior         8 Portfolios    and
                   Soldiers Field                                  Associate Dean and Chairman                          Security
                   Boston, MA 02163                                of the MBA Program of Harvard                        Leasing
                   Age: 49                                         University Graduate School of                        Partners.
                                                                   Business Administration since
                                                                   1999; James R. Williston
                                                                   Professor of Business
                                                                   Administration of Harvard
                                                                   University Graduate School of
                                                                   Business from 1997 to 1999.
====================================================================================================================================
Karen P. Robards   Robards & Company        Director/    1998 to   President, Robards & Company.           16 Funds     Enable
                   173 Riverside Drive      Trustee      present                                        8 Portfolios    Medical
                   New York, NY 10024                                                                                   Corp. and
                   Age: 51                                                                                              AtriCure
                                                                                                                        Inc.
                  ==================================================================================================================
                  *The Directors/Trustees term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  ==================================================================================================================
                                            Position(s)  Length
                                              Held       of Time
Name                   Address & Age        with Fund    Served*           Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
             Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke    P.O. Box 9011             Vice        1998 to        First Vice President of FAM and MLIM since 1997 and
                   Princeton, NJ 08543-9011  President   present        the Treasurer thereof since 1999; Senior Vice
                   Age: 41                   and         and 1999       President and Treasurer of Princeton Services since
                                             Treasurer   to present     1999; Vice President of FAMD since 1999; Vice
                                                                        President of FAM and MLIM from 1990 to 1997; Director
                                                                        of Taxation of MLIM since 1990.

====================================================================================================================================
Peter John Gibbs   33 King William Street    Senior      1998 to        Chairman and Chief Executive Officer of Merrill Lynch
                   London, EC4R 9AS          Vice        present        International since 1998; Director of Mercury Asset
                   England                   President                  Management International Channel Islands Ltd. since
                   Age: 43                                              1997.
====================================================================================================================================
Susan B. Baker     P.O. Box 9011             Secretary   2002 to        Director (Legal Advisory) of the Manager since 1999;
                   Princeton, NJ 08543-9011              present        Vice President of the Manager from 1993 to 1999;
                   Age: 44                                              attorney associated with the Manager since 1987.

                  ==================================================================================================================
                  *Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================
                   Custodian                       Transfer Agent                 Further information about the Fund's Officers
                   Brown Brothers Harriman & Co.   Financial Data Services, Inc.  and Directors is available in the Fund's Statement
                   40 Water Street                 4800 Deer Lake Drive East      of Additional Information, which can be obtained
                   Boston, MA 02109-3661           Jacksonville, FL 32246-6484    without charge by calling 1-800-MER-FUND.
                                                   800-637-3863


                                    30 & 31

[LOGO] Merrill Lynch  Investment Managers

                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Pan-European Growth Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #MLPAN--5/02